Rule 497(d)


                                  The FT Series

                          Supplement to the Prospectus

Notwithstanding anything to the contrary in the Prospectus, in order to allow the Trust(s) to qualify for simplified tax reporting under recently published Internal Revenue Service regulations, the Trust Agreement was amended effective February 1, 2007 as follows:

Distributions from the Income and Capital Accounts

The Trust Agreement, as amended, provides that the Trustee will distribute money from the Income and Capital Accounts, as determined at the monthly Record Date, monthly on the last day of each month to Unit holders on the fifteenth day of such month provided the aggregate amount, exclusive of sale proceeds, available for distribution in the Income and Capital Accounts equals at least 0.1% of the net asset value of the Trust. Undistributed money in the Income and Capital Accounts will be distributed in the next month in which the aggregate amount available for distribution, exclusive of sale proceeds, equals or exceeds 0.1% of the net asset value of such Trust. The Trustee will distribute sale proceeds in the Capital Account, net of amounts designated to meet redemptions, pay the deferred sales charge and creation and development fee or pay expenses, on the last day of each month to Unit holders of record on the fifteenth day of such month provided the amount equals at least $1.00 per 100 Units.

Other Provisions Relating to Tax Reporting

The Trust Agreement, as amended, authorizes the sale of Trust securities to fund Unit redemptions in the pro rata amount allocable to Units tendered for redemption, and also authorizes the Trustee to advance funds to the Trust to fund redemptions and to be reimbursed for such advance. The amended Trust Agreement also authorizes the Trustee to make various elections permitting simplified tax reporting to Unit holders.

In-Kind Redemption and Termination Distributions

The election to receive an In-Kind Distribution of Trust Assets at the termination of the Trust was eliminated. Unit holders may request an In-Kind Distribution of Trust Assets in connection with a redemption of Units at any time prior to 30 business days before the Trust's Mandatory Termination Date. However, this ability to request an In-Kind Distribution will terminate at any time that the number of outstanding Units has been reduced to 10% or less of the highest number of Units issued by the Trust.


February 7, 2007